UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2006

WESTLAND DEVELOPMENT CO., INC.

(Exact name of registrant as specified in its charter)

New Mexico

(State or other jurisdiction of incorporation)

0-7775	85-0165021
(Commission File Number)	(IRS Employer Identification No.)

401 Coors Blvd, NW Albuquerque, New Mexico	87121
(Address of principal executive offices)	(Zip Code)

(505) 831-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01	Other Events.

On December 7, 2006, Westland Development Co., Inc. (“Westland”) issued a press release announcing the completion of its previously announced acquisition by SCC Acquisition Corp. (“SCC”). Pursuant to the Agreement and Plan of Merger, dated as of July 19, 2006, by and between Westland and SCC, SCC was merged with and into Westland, with Westland remaining as the surviving corporation.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated December 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTLAND DEVELOPMENT CO., INC.

By:	/s/ Barbara Page
Barbara Page President and Chief Executive Officer

Date: December 7, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated December 7, 2006